Exhibit 99.2

April 23, 2024 NASDAQ: RILY Fourth Quarter 2023 Supplemental Financial Data

Reconciliation of U.S. GAAP to Non - GAAP Measures Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 (Unaudited, dollars in thousands) Total Revenues to Operating Revenue Reconciliation $ 342,920 $ 462,312 $ 406,278 $ 432,090 $ 382,092 Total Revenues 41,518 10,587 (42,365) (51,568) 58,670 Revenue Adjustments: Trading loss (income) and fair value adjustments on loans 8,250 6,982 5,817 8,116 8,069 Fixed income spread 49,768 17,569 (36,548) (43,452) 66,739 Total Revenue Adjustments $ 2 392,688 $ 479,881 $ 369,730 $ 388,638 $ 448,831 Operating Revenue

Reconciliation of U.S. GAAP to Non-GAAP Measures

(Unaudited, dollars in thousands)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Adj. EBITDA and Operating Adj. EBITDA Reconciliation					
Net (loss) income attributable to B. Riley Financial, Inc.	$ (57,445)	$ 17,155	$ 46,381	$ (73,823)	(89,623)
EBITDA Adjustments:					
(Benefit from) provision for income taxes	(23,998)	7,919	21,504	(15,079)	(51,037)
Interest expense	44,399	47,561	47,332	45,229	46,891
Interest income	(1,482)	(2,574)	(701)	(180)	(420)
Share based payments	15,312	13,746	10,492	11,026	9,845
Depreciation and amortization	13,443	13,077	12,534	12,491	11,502
Restructuring charge	995	93	628	228	1,182
Gain on bargain purchase	—	—	—	—	(15,903)
Loss on extinguishment of loans	—	—	—	5,409	—
Impairment of goodwill and tradenames	—	—	1,733	35,500	33,100
Transactions related costs and other	(5,264)	(2,146)	(10)	7,318	1,864
Total EBITDA Adjustments	43,405	77,676	93,512	101,942	37,024
Adjusted EBITDA	$ (14,040)	$ 94,831	$ 139,893	$ 28,119	$(52,599)
Operating EBITDA Adjustments:					
Trading loss (income) and fair value adjustments on loans	58,670	(51,568)	(42,365)	10,587	41,518
Realized and unrealized losses (gains) on investments	64,874	28,442	(18,843)	75,361	77,629
Fixed Income Spread	8,069	8,116	5,817	6,982	8,250
Other investment related expenses	(7,697)	8,421	1,531	(6,575)	(538)
Total Operating EBITDA Adjustments	123,916	(6,589)	(53,860)	86,355	126,859
Operating Adjusted EBITDA	$109,876	$88,242	$86,033	$114,474	$74,260

B | RILEY Financial 3

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA [1][3][5][6]



Operating Revenue
Operating Adj. EBITDA
$448.8M
$388.6M
$369.7M
$479.9M
$392.7M
$109.9M
$88.2M
$86.0M
$114.5M
$74.3M
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Operating Revenue [1]	$ 448,831	$ 388,638	$ 369,730	$ 479,881	$ 392,688
Investment (Loss) Gains [2]	(66,739)	43,452	36,548	(17,569)	(49,768)
Total Revenue	$ 382,092	$ 432,090	$ 406,278	$ 462,312	$ 342,920

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Operating Adjusted EBITDA [3]	$ 109,876	$ 88,242	$ 86,033	$ 114,474	$ 74,260
Investment Adjusted EBITDA [4]	(123,916)	6,589	53,860	(86,355)	(126,859)
Adjusted EBITDA [5][6]	$ (14,040)	$ 94,831	$ 139,893	$ 28,119	$ (52,599)

1. *Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods. During the fourth quarter of 2023, the Company recast its operating metrics to include revenues from fixed income trading. Operating Revenues has been adjusted to include fixed income trading revenue for the periods presented.*
2. *Investment Gains (Loss) is defined as Trading Income (Loss) and Fair Value Adjustments on Loans less fixed income trading revenue.*
3. *Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments, and (iii) other investment related expenses. During the fourth quarter of 2023, the Company recast its operating metrics to include revenues from fixed income trading. Operating Adjusted EBITDA has been adjusted to include fixed income trading revenue for the periods presented.*
4. *Investment Adjusted EBITDA is defined as the sum of (i) Trading Income (Loss) and Fair Value Adjustments on Loans and (ii) Realized and Unrealized Gains (Losses) on Investments, less fixed income trading revenue and other investment related expenses.*
5. *Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain/loss on extinguishment of loans, gain on bargain purchase, impairment of goodwill and tradenames, and transaction related and other costs.*
6. *For a reconciliation to GAAP financial measures, please see slide 2.*

B | RILEY Financial 4

Cash and Investments Summary

(Dollars in thousands)	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023
Cash and Cash Equivalents	$ 268,618	$ 209,971	$ 107,581	$ 252,288	$ 231,964
Restricted Cash	2,308	2,351	2,321	2,060	1,875
Due from/(to) Clearing Brokers, net	29,430	13,112	22,289	25,579	51,334
Advances Against Customer Contracts	200	200	200	200	—
Securities and Other Investments Owned					
Equity Securities	1,046,710	929,582	963,817	1,088,567	994,634
Corporate Bonds	8,539	65,470	62,977	66,341	59,287
Other Fixed Income Securities	3,956	5,248	5,093	3,872	2,989
Partnership Interests and Other	70,063	48,930	40,557	38,807	35,196
Securities Sold Not Yet Purchased	(5,897)	(7,806)	(2,686)	(7,120)	(8,601)
Loans Receivable, net of Loan Participations Sold	701,652	772,085	683,827	549,142	532,419
Other investments and deposits [1]	53,844	72,905	66,268	57,738	14,582
Noncontrolling interest [2]	(31,349)	(29,785)	(31,199)	(24,766)	(41,456)
Total Cash, Net Securities, and Other	$ 2,148,074	$ 2,082,263	$ 1,921,045	$ 2,052,708	$ 1,874,223

Debt Summary

(Dollars in thousands)	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023
Term Loans, net	$ 572,079	$ 626,613	$ 529,242	$ 618,301	$ 625,151
Revolving Credit Facility	127,678	139,463	110,875	57,246	43,801
Notes Payable	25,263	19,882	21,298	21,300	19,391
Senior Notes Payable, net	1,721,751	1,722,977	1,666,009	1,667,088	1,668,021
Total Debt	2,446,771	2,508,935	2,327,424	2,363,935	2,356,364
Total Cash and Investments, Net of Debt	$ (298,697)	$ (426,672)	$ (406,379)	$ (311,227)	$ (482,141)

1. *Other investments and investment related deposits reported in prepaid and other assets.*
2. *Noncontrolling interest related to investments reported in Securities and Other Investments Owned.*

B | RILEY Financial 5

Private Equity 38.0% Loans Receivable 27.7% Public Equity 13 . 7 % Cash and Restricted Cash 12.2% Partnership Interests and Other 2.6% Due from/(to) Clearing Brokers, net 2.7% Corporate Bonds and Fixed Income Securities 3.2% Composition of Cash and Investments Percentage by Asset Type – December 31, 2023 6 % of Total Gross Value ( Dollars in thousands) 12.2% 2.7% 13.7% 38.0% 27.7% 3.2% 2.6% 100.0% $ 233,839 51,334 263,773 730,861 532,419 62,276 Cash and Restricted Cash Due from/(to) Clearing Brokers, net Public Equity Private Equity Loans Receivable Corporate Bonds and Fixed Income Securities Partnership Interests and Other (1) Total 49,778 $ 1,924,280 1. Includes investments reported in prepaid and other assets.

Loans Receivables Summary Loans Receivable Balance Roll Forward – December 31, 2023 1. Excludes Consumer Receivable Related. Loans Receivable Balance by Sector December 31, 2023 September 30, 2023 $ 84,394 464,748 $ 549,142 December 31, 2023 $ 62,808 469,611 $ 532,419 Capitalized Interest and Other Fair Value Adjustments Sales, Repayments, and Conversions Gross Loan Funding (Unaudited, dollars in thousands) $ 344 (581) $ (237) $ (3,174) (28,225) $ (31,399) $ (18,756) (104,182) $ (122,938) $ — 137,851 $ 137,851 Consumer Receivable Related, at Fair Value Other Loans Receivable, at Fair Value Total Loans Receivable, at Fair Value December 31, 2023 ( Dollars in thousands) 469,611 $ Total Fair Value 480,299 $ Total Principal 12 Number of Companies 16 Number of Loans 40,025 $ Average Principal per Name 39,134 $ Average Fair Value per Name 7% - 18% Interest Rate Range 3.0 years Average Duration Vintage Loan 37.7% Technology 21.4% Retail/Consumer 19.7% Consumer Receivable Related 11.8% Utilities 4.8% Other 4.7% Summary Statistics of Other Loans Receivable (1) 7

Condensed Consolidated Balance Sheets December 31, 2022 December 31, 2023 (Dollars in thousands) $ 268,618 $ 231,964 Cash and cash equivalents 2,308 1,875 Restricted cash 48,737 51,334 Due from clearing brokers 1,129,268 1,092,106 Securities and other investments owned, at fair value 2,343,327 2,870,939 Securities borrowed 149,110 115,496 Accounts receivable, net 1,081 172 Due from related parties 701,652 532,419 Loans receivable, at fair value 460,696 237,327 Prepaid expenses and other assets 88,593 87,605 Operating lease right - of - use assets 27,141 25,206 Property and equipment, net 512,595 472,326 Goodwill 374,098 322,014 Other intangible assets, net 3,978 33,595 Deferred income taxes $ 6,111,202 $ 6,074,378 Total assets $ 81,384 $ 44,550 Accounts payable 322,974 273,193 Accrued expenses and other liabilities 85,441 71,504 Deferred revenue 2,210 2,731 Due to related parties and partners 19,307 — Due to clearing brokers 5,897 8,601 Securities sold not yet purchased 2,334,031 2,859,306 Securities loaned 99,124 98,563 Operating lease liabilities 29,548 — Deferred income taxes 25,263 19,391 Notes payable 127,678 43,801 Revolving credit facility 572,079 625,151 Term loans, net 1,721,751 1,668,021 Senior notes payable, net $ 5,426,687 $ 5,714,812 Total liabilities 178,622 — Redeemable noncontrolling interests in equity of subsidiaries 446,514 291,117 Total B. Riley Financial, Inc. stockholders' equity 59,379 68,449 Noncontrolling interests 505,893 359,566 Total equity $ 6,111,202 $ 6,074,378 Total liabilities and equity 8

Condensed Consolidated Statements of Operations 9 Three Months Ended December 31, 2022 2023 Twelve Months Ended December 31, 2022 2023 (Dollars in thousands, except share data) (Unaudited) (Unaudited) Revenues: $ 895,623 $ 1,002,370 $ 243,837 $ 258,461 Services and fees (202,628) 41,828 (58,670) (41,518) Trading (loss) income and fair value adjustments on loans 245,400 284,896 62,545 62,781 Interest income - Loans and securities lending 142,275 314,506 134,380 63,196 Sale of goods 1,080,670 1,643,600 382,092 342,920 Total revenues Operating expenses: 142,455 238,794 68,496 60,606 Direct cost of services 78,647 213,351 71,313 47,355 Cost of goods sold 714,614 828,903 208,552 205,703 Selling, general and administrative expenses 9,011 2,131 995 1,182 Restructuring charge — 70,333 — 33,100 Impairment of goodwill and tradenames 66,495 145,435 22,738 38,863 Interest expense - Securities lending and loan participations sold 1,011,222 1,498,947 372,094 386,809 Total operating expenses 69,448 144,653 9,998 (43,889) Operating (loss) income Other income (expense): 2,735 3,875 1,482 420 Interest income 35,874 47,776 9,595 12,141 Dividend income (201,079) (162,589) (64,874) (77,629) Realized and unrealized losses on investments 10,188 (4,748) 460 (750) Change in fair value of financial instruments and other — 15,903 — 15,903 Gain on bargain purchase 3,570 (181) 285 (6) (Loss) income from equity method investments (141,186) (187,013) (44,399) (46,891) Interest expense (220,450) (142,324) (87,453) (140,701) Loss before income taxes 63,856 36,693 23,998 51,037 Benefit from income taxes (156,594) (105,631) (63,455) (89,664) Net loss Net (loss) income attributable to noncontrolling interests 3,235 (5,721) (6,010) (41) and redeemable noncontrolling interests $ (159,829) $ (99,910) $ (57,445) $ (89,623) Net loss attributable to B. Riley Financial, Inc. 8,008 8,057 2,002 2,015 Preferred stock dividends $ (167,837) $ (107,967) $ (59,447) $ (91,638) Net loss available to common shareholders $ (5.95) $ (3.69) $ (2.08) $ (3.03) Basic loss per common share $ (5.95) $ (3.69) $ (2.08) $ (3.03) Diluted loss per common share 28,188,530 29,265,099 28,545,714 30,248,946 Weighted average basic common shares outstanding 28,188,530 29,265,099 28,545,714 30,248,946 Weighted average diluted common shares outstanding

Segment Financial Information Twelve Months Ended December 31, 2022 2023 Three Months Ended December 31, 2022 2023 (Unaudited) (Unaudited) Capital Markets segment: $ 292,933 $ 249,036 $ 69,485 $ 65,233 Revenues - Services and fees (206,150) 37,070 (59,115) (44,041) Trading (loss) income and fair value adjustments on loans 240,813 284,896 61,934 62,781 Interest income - Loans and securities lending 327,596 571,002 72,304 83,973 Total revenues (171,006) (224,993) (55,351) (50,514) Selling, general and administrative expenses (66,495) (145,435) (22,738) (38,863) Interest expense - Securities lending and loan participations sold (8,493) (3,998) (2,222) (849) Depreciation and amortization — (1,733) — Impairment of tradenames — 81,602 194,843 (8,007) Segment (loss) income (6,253) Wealth Management segment: 230,735 193,487 45,772 46,827 Revenues - Services and fees 3,522 4,758 445 2,523 Trading income and fair value adjustments on loans 234,257 198,245 46,217 49,350 Total revenues (258,134) (190,779) (51,696) (47,602) Selling, general and administrative expenses (4,955) (61) (849) — Restructuring charge (5,488) (4,308) (1,086) (1,065) Depreciation and amortization (34,320) 3,097 (7,414) 683 Segment income (loss) Auction and Liquidation segment: 12,581 29,062 4,789 2,245 Revenues - Services and fees 56,928 74,203 54,378 7,194 Revenues - Sale of goods 4,587 — 611 — Interest Income – Loan 74,096 103,265 59,778 9,439 Total revenues (23,920) (24,729) (17,290) (2,914) Direct cost of services (17,893) (40,515) (16,658) (4,009) Cost of goods sold (19,683) (16,650) (13,458) (3,663) Selling, general and administrative expenses $ 12,600 $ 21,371 $ 12,372 $ (1,147) Segment (loss) income 10 (Dollars in thousands)

Segment Financial Information (continued) Twelve Months Ended December 31, Three Months Ended December 31, (Dollars in thousands) 2022 2023 2022 2023 (Unaudited) (Unaudited) Financial Consulting segment: $ 98,508 $ 133,705 $ 25,427 $ 40,123 Revenues - Services and fees (81,891) (102,930) (20,944) (32,221) Selling, general and administrative expenses (305) (355) (71) (86) Depreciation and amortization 16,312 30,420 4,412 7,816 Segment income Communications segment: 228,129 330,952 85,763 80,429 Revenues - Services and fees 7,526 6,737 2,181 1,592 Revenues - Sale of goods 235,655 337,689 87,944 82,021 Total revenues (108,686) (183,993) (44,366) (47,163) Direct cost of services (8,592) (7,848) (2,493) (1,884) Cost of goods sold (64,836) (83,642) (23,368) (19,202) Selling, general and administrative expenses (19,165) (25,941) (6,366) (6,166) Depreciation and amortization (4,056) (1,540) (146) (1,138) Restructuring charge 30,320 34,725 11,205 6,468 Segment income Consumer Products segment: 77,821 233,202 77,821 Revenues - Sale of goods 54,046 (52,162) (164,635) (52,162) Cost of goods sold (41,109) (15,303) (67,229) (15,303) Selling, general and administrative expenses (15,197) (2,168) (9,918) (2,168) Depreciation and amortization (2,134) — (68,600) — Impairment of goodwill and tradenames (33,100) — (530) — Restructuring charge (44) 8,188 (77,710) 8,188 Segment (loss) income (37,538) $ 114,702 $ 206,746 $ 20,756 Consolidated operating (loss) income from reportable segments $ (29,971) 11

Definition of US GAAP to Non - GAAP Financial Measures 12 Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non - GAAP financial measures . B . Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (loss) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, gain on bargain purchase, impairment of goodwill and tradenames, stock - based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (loss) and fair value adjustments on loans net of fixed income trading revenue, realized and unrealized gains (losses) on investments, and other investment related expenses, and (iv) including in the case of investment adjusted EBITDA, trading income (loss) and fair value adjustments on loans, realized and unrealized gains (losses) on investments, net of fixed income trading revenue and other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") . In addition, the Company's management uses these non - GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow . Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non - financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies .

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